UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2018

Tallgrass Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR 240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.
On August 2, 2018, Tallgrass Energy, LP ("TGE") issued a press release announcing second quarter 2018 earnings. A copy of the press release is attached hereto, furnished as Exhibit 99.1, and incorporated in this report by reference.

Item 7.01.	Regulation FD Disclosure.
The following materials will be posted to the TGE investor relations page of the Tallgrass Energy website on August 2, 2018:

•
The financial statements of Rockies Express Pipeline LLC as of June 30, 2018 and December 31, 2017, and for the three and six months ended June 30, 2018 and 2017, together with management's discussion and analysis of financial condition and results of operations for Rockies Express Pipeline LLC located under the "News & Market Information/Webcasts & Presentations" section;

•
The financial statements of Tallgrass Energy Partners, LP ("TEP") as of June 30, 2018 and December 31, 2017, and for the three and six months ended June 30, 2018 and 2017, together with management's discussion and analysis of financial condition and results of operations for TEP located under the "Other Information/Tallgrass Energy Partners Noteholders" section; and

•	An investor presentation which will be used on the TGE earnings call located under the "News & Market Information/Webcasts & Presentations" section.
Shareholders of TGE, TEP senior noteholders and other interested parties are invited to view these materials at www.tallgrassenergy.com.
In accordance with General Instruction B.2 to Form 8-K, the information provided under Item 2.02 and Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
As previously disclosed in our Current Report on Form 8-K filed on July 2, 2018, effective June 30, 2018, TEP completed its merger (the "Merger") with Razor Merger Sub, LLC, a Delaware limited liability company ("Merger Sub"), with TEP surviving the Merger as a wholly owned subsidiary of Tallgrass Equity, LLC, a Delaware limited liability company ("Tallgrass Equity") and its subsidiaries, pursuant to an Agreement and Plan of Merger, dated as of March 26, 2018, by and among TGE, Tallgrass Equity, TEP, Merger Sub, and Tallgrass MLP GP, LLC, a Delaware limited liability company. Tallgrass Equity is a subsidiary of TGE.
The following financial statements are being filed herewith in connection with the Merger:
(b)    Pro Forma Financial Information
Unaudited pro forma condensed consolidated financial statements of TGE as of and for the three and six months ended June 30, 2018, and the notes related thereto, are filed with this Form 8-K as Exhibit 99.2 and incorporated into this Item 9.01(b) by reference.
(d)    Exhibits

99.1	Press release dated August 2, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy, LP as of and for the three and six months ended June 30, 2018, including the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

		By:	Tallgrass Energy GP, LLC
its general partner

Date:	August 2, 2018	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer